Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the Business Combination under the acquisition method of accounting in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). On July 6, 2016, the Business Combination was consummated. The Business Combination was accounted for as a “reverse acquisition” since, immediately following completion of the transaction (assuming (i) the automatic conversion of 7,212,316 rights of China Lending Corporation (“China Lending” or the “Company,” formerly DT Asia Investments Limited) into approximately 721,231 ordinary shares at the closing of the Business Combination, and (ii) the issuance of 8 million Escrow Shares, subject to forfeiture, but excluding the effect of any outstanding China Lending warrants and options), the shareholders of Adrie immediately prior to the Business Combination effectuated control of China Lending Corporation, the post-combination company, through its 87.4% ownership interest in the combined entity, based on actual share redemptions as of July 6, 2016 and its designation of all of the senior executive positions. For accounting purposes, Adrie was deemed to be  the accounting acquirer in the transaction and, consequently, the transaction was treated as a recapitalization of Adrie (i.e., a capital transaction involving the issuance of shares by DT Asia for the shares of Adrie).

The following unaudited pro forma condensed combined balance sheet as of June 30, 2016 combines the unaudited historical consolidated balance sheet of Adrie as of June 30, 2016, the date of the latest available interim financial information for Adrie, with the unaudited historical balance sheet of China Lending Corporation as of June 30, 2016, giving effect to the Business Merger and the transactions contemplated thereto as if they had been consummated as of June 30, 2016.

The following unaudited pro forma condensed combined statement of operations for the year ended March 31, 2016, due to different fiscal period ends, combines the unaudited historical consolidated results of operations of Adrie for the twelve months ended March 31, 2016 with the audited historical statement of operations of China Lending Corporation for the year ended March 31, 2016 giving effect to the Business Merger and the transactions contemplated thereto as if they had been consummated as of April 1, 2015.

The following unaudited pro forma condensed combined statement of operations for the three months ended June 30, 2016, combines the unaudited historical consolidated results of operations of Adrie for the three months ended June 30, 2016 with the unaudited historical statement of operations of China Lending Corporation for the three months ended June 30, 2016 giving effect to the Business Merger and the transactions contemplated thereto as if they had been consummated as of April 1, 2016.

The following unaudited pro forma information is further adjusted to reflect the July 6, 2016 redemption of 1,544,138 ordinary shares in connection with the Shareholders Meeting, as if such redemptions had occurred as of June 30, 2016.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the Business Merger, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Merger.

The historical financial statements of Adrie and China Lending have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and presented in US Dollars. The unaudited pro forma condensed combined financial statements included herein are prepared under US GAAP and presented in US Dollars. Following the consummation of the Business Combination, the combined entity intends to prepare its consolidated financial statements under US GAAP and present such consolidated financial statements in US Dollars.

The March 31, 2016 historical financial information of Adrie was derived from the unaudited financial statements of Adrie as of and for the three months ended March 31, 2016 and 2015 and the audited financial statements of Adrie for the year ended December 31, 2015 included elsewhere in definitive proxy statement filed in SEC on June 21, 2016. The pro forma condensed financial statements included Adrie and its subsidiaries because there were business transactions for these entities starting from August 1, 2015. Adrie conducts its business primarily through its variable interest entity (“VIE”), Feng Hui, and Adrie’s consolidated subsidiaries, which include Jin Kai (XWFOE) and Ding Xin (Consulting). The historical financial information of China Lending was derived from the audited financial statements of China Lending for the year ended March 31, 2016 included elsewhere in this 8-K/A Current Report. This information should be read together with Adrie and China Lending’s audited and unaudited financial statements and related notes, the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations and other financial information included elsewhere in this 8-K/A Current Report.

The June 30, 2016 historical financial information of Adrie was derived from the unaudited financial statements of Adrie as of and for the three months and six months ended June 30, 2016 and 2015 included elsewhere in definitive proxy statement filed in SEC on June 21, 2016. The historical financial information of China Lending was derived from the unaudited financial statements of China Lending for the three ended June 30, 2016 included elsewhere in this 8-K/A Current Report. This information should be read together with Adrie and China Lending’s unaudited financial statements and related notes, the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations and other financial information included elsewhere in this 8-K/A Current Report.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Adrie and China Lending have not had any historical relationship prior to the Business Merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

China Lending Corporation
(formerly DT Asia Investments Limited)
Pro Forma Condensed Combined Balance Sheet

 As of June 30, 2016
(Unaudited)

	Note A	Note B
	Balance Sheet of China Lending Corporation as of	Balance Sheet of Adrie Global Holdings Limited as of	Pro Forma Adjustments Based on Actual Redemption as of July 6, 2016
	June 30, 2016 Historical	June 30, 2016 Historical			Pro Forma Balance Sheet As Adjusted
	Unaudited	Unaudited	Adjustment	Note 2	Combined
ASSETS
Cash and cash equivalents	$115,009	$558,171	$621,385	1	$6,685,171
			(100,000)	2
			(1,989,394)	8
			(1,100,000)	10
			8,580,000	9
Loans receivable - third parties, net of allowance for loan losses $4,034,840	-	139,448,018	-		139,448,018
Loans receivable - related parties, net of allowance for loan losses $11,210	-	1,077,269	-		1,077,269
Interest and fee receivable	-	1,550,038	-		1,550,038
Cost method investment	-	3,762,624	-		3,762,624
Property and equipment, net	-	110,996	-		110,996
Intangible assets	-	55,848	-		55,848
Deferred tax assets	-	431670	-		431,670
Amount due from related party	-	-	-		-
Other assets	38,503	781,203	-		819,706
Cash and cash equivalents held in trust account	16,464,241	-	(15,842,856)	3	-
			(621,385)	1
Total Assets	$16,617,753	$147,775,837	$(10,452,250)		$153,941,340

LIABILITIES AND INVESTORS' EQUITY
Liabilities
Short-term bank loans	-	$5,267,673	$-		$5,267,673
Loans from a cost investment investee	-	15,050,494	-		15,050,494
Secured loan	-	15,020,393	-		15,020,393
Dividends payable	-	-	-		-
Taxes payable	-	1,181,608	-		1,181,608
Deferred tax liabilities		-	-		-
Other current liabilities	26,582	578,393	-		604,975
Amount due to related parties	143,700	-	-		143,700
Convertible promissory note payable			250,000	7	250,000
Convertible promissory note - related party	500,000	-	(100,000)	13	400,000
		-	(51,650)	12	-
			51,650	13
Promissory Note - related party	1,100,000	-	(1,100,000)	10	-
Deferred legal fees	100,000	-	(100,000)	2	-
Total Liabilities	1,870,282	37,098,561	(1,050,000)		37,918,843

Commitments and Contingencies
Ordinary Shares, no par value; subject to possible redemption; 950,045 (at redemption value of $10.26 per share) at June 30, 2016	9,747,462	-	(9,747,462)	3	-

Convertible Redeemable Preferred Shares
Preferred Shares, no par value, unlimited shares authorized	-	-	8,580,000	9	8,580,000

Shareholders' Equity
Ordinary Shares, no par value; unlimited shares authorized; 2,721,629 shares issued and outstanding (excluding 950,045 at June 30, 2016 subject to possible redemption) at June 30, 2016	-	-	-		-
Paid-in capital	-	1	(1)	4	-
Additional Paid-in capital	7,050,363	-	9,747,462	3	91,489,185
			(15,842,856)	3
	-	94,723,963	(94,723,963)	4	-
			94,723,964	4
			(2,050,354)	6
			343,000	7
			(593,000)	7
			(1,989,394)	8
			51,650	12
			(51,650)	13
			100,000	13
Statutory reserves	-	4,667,254	-		4,667,254
Accumulated deficit	(2,050,354)	-	2,050,354	6	-
Retained earnings	-	15,915,075	-		15,915,075
Accumulated other comprehensive loss	-	(4,629,017)	-		(4,629,017)
Total Common Shareholders' Equity	5,000,009	110,677,276	(8,234,788)		107,442,497

Total Liabilities and Shareholders' Equity	$16,617,753	$147,775,837	$(10,452,250)		$153,941,340

Ordinary Shares outstanding (including escrow shares) as of June 30, 2016	3,671,674	20,000,000	(777,607)	3, 5, 7, 13	22,894,067

(A)	Derived from the unaudited historical balance sheet of China Lending Corporation as of June 30, 2016.
(B)	Derived from the unaudited historical consolidated balance sheet of Adrie Global Holdings Limited as of June 30, 2016.

See notes to unaudited pro forma condensed combined financial statements

2

China Lending Corporation
(formerly DT Asia Investments Limited)
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year ended March 31, 2016

	Note A	Note B
	Condensed Statement of Operations of China Lending Corporation for the year	Condensed Statement of Operations of Adrie Global Holdings Limited for the twelve months	Pro Forma Adjustments Based on Actual Redemption as of July 6, 2016
	ended March 31, 2016 Historical	ended March 31, 2016 Historical			Pro Forma Statement of Operations As Adjusted
	Audited	Unaudited	Adjustment	Note 2	Combined
Interest income
Interests and fees on loans	$-	$30,557,461	$-		$30,557,461
Interests and fees on loans from related parties	-	48,651	-		48,651
Interests on deposits with banks	106,770	6,751	(106,770)	11	6,751
Total interest and fee income	106,770	30,612,863	(106,770)		30,612,863

Interest expense
Interest expenses on short-term bank loans	-	(414,596)	-		(414,596)
Interest expenses and fees on secured loan	-	(2,540,806)	-		(2,540,806)
Interest expenses on loans from related parties	-	(26,904)	-		(26,904)
Interest expenses on other loans	-	(1,530,385)	-		(1,530,385)
Total interest expense	-	(4,512,691)	-		(4,512,691)

Provision for loan losses	-	(3,985,588)	-		(3,985,588)

Net Interest Income	106,770	22,114,584	(106,770)		22,114,584

Non-interest income	-	(86)	-		(86)

Non-interest expense
Salaries and employee surcharge	-	(1,020,442)	-		(1,020,442)
Business taxes and surcharge	-	(1,471,399)	-		(1,471,399)
General and administrative expenses	(1,450,019)	-	882,828	11	(567,191)
Other operating expenses	-	(2,741,383)	483,581	11	(2,257,802)
Total non-interest expense	(1,450,019)	(5,233,224)	1,366,409		(5,316,834)

Income Before Taxes	(1,343,249)	16,881,274	1,259,639		16,797,664
Income tax expense	-	(2,913,025)	-		(2,913,025)

Net Income	(1,343,249)	13,968,249	1,259,639		13,884,639

Other comprehensive income
Foreign currency translation adjustments	-	(5,428,175)	-		(5,428,175)
Comprehensive Income	$(1,343,249)	$8,540,074	$1,259,639		$8,456,464

Undistributed earnings (loss)	$(1,343,249)	$13,968,249	$1,259,639		$13,884,639

UEL allocable to Series A Convertible Preferred Shares	-	-	686,400	14	686,400
UEL allocable to Ordinary Shares	$(1,343,249)	$13,968,249	$573,239		$13,198,239

Weighted average ordinary shares outstanding: (Note 3)
Basic	3,671,674	20,000,000	(8,777,607)	3, 5, 7, 13	14,894,067
Diluted	3,671,674	20,000,000	(8,062,607)	3, 5, 7, 13	15,609,067

Undistributed Earnings (loss) per share - Basic
Series A Convertible Preferred Shares	-	-			-
Basic earnings per share	$(0.37)	$0.70			$0.89

Diluted earnings per share	$(0.37)	$0.70			$0.85

(A)	Derived from the audited historical condensed statements of operations of China Lending Corporation for the year ended March 31, 2016.

(B)	Derived from the unaudited historical consolidated statements of income and comprehensive income of Adrie Global Holdings Limited (“Adrie”) for the three months ended March 31, 2016 and 2015, and the audited historical consolidated statements of income and comprehensive income of Adrie for the year ended December 31, 2015 (see Note 4).

See notes to unaudited pro forma condensed combined financial statements

3

China Lending Corporation
(formerly DT Asia Investments Limited)
Unaudited Pro Forma Condensed Combined Statement of Operations
For the three months ended June 30, 2016

	Note A	Note B
	China Lending Corporation for the three months	Consolidated Adrie Global Holdings Limited for the three months	Pro Forma Adjustments Based on Actual Redemption as of July 6, 2016
	ended June 30, 2016 Historical	ended June 30, 2016 Historical			Pro Forma Statement of Operations As Adjusted
	Unaudited	Unaudited	Adjustment	Note 2	Combined
Interest income
Interests and fees on loans	$-	$9,160,497	$-		$9,160,497
Interests and fees on loans from related parties	-	60,963	-		60,963
Interests on deposits with banks	8,439	561	(8,439)	11	561
Total interest and fee income	8,439	9,222,021	(8,439)		9,222,021

Interest expense
Interest expenses on short-term bank loans	-	(133,582)	-		(133,582)
Interest expenses and fees on secured loan	-	(526,562)	-		(526,562)
Interest expenses on other loans					-
Interest expenses on loans from a cost investment investee		(469,462)
Total interest expense	-	(1,129,606)	-		(660,144)

Provision for loan losses	-	140,342	-		140,342

Net Interest Income	8,439	8,232,757	(8,439)		8,702,219

Non-interest income	-	-	-		-

Non-interest expense
Salaries and employee surcharge	-	(239,861)	-		(239,861)
Business taxes and surcharge	-	(202,446)	-		(202,446)
Formation costs		-	-		-
General and administrative expenses	(468,687)	-	229,396	11	(239,291)
Other operating expenses	-	(357,107)	84,896	11	(272,211)
Total non-interest expense	(468,687)	(799,414)	314,292		(953,809)

Income Before Taxes	(460,248)	7,433,343	305,853		7,748,410
Income tax expense	-	(1,271,089)	-		(1,271,089)

Net Income	(460,248)	6,162,254	305,853		6,477,321

Other comprehensive income
Foreign currency translation adjustments	-	(3,264,518)	-		(3,264,518)
Comprehensive Income	$(460,248)	$2,897,736	$305,853		$3,212,803

Undistributed earnings (loss)	$(460,248)	$6,162,254	$305,853		$6,477,321

UEL allocable to Series A Convertible Preferred Shares	-	-	171,600	14	171,600
UEL allocable to Ordinary Shares	$(460,248)	$6,162,254	$134,253		$6,305,721

Weighted average ordinary shares outstanding: (Note 3)
Basic	3,671,674	20,000,000	(8,777,607)	3, 5, 7, 13	14,894,067
Diluted	3,671,674	20,000,000	(8,062,607)	3, 5, 7, 13	15,609,067

Undistributed Earnings (loss) per share - Basic
Basic earnings per share	$(0.13)	$0.31			$0.42

Undistributed Earnings (loss) per share - Diluted
Diluted earnings per share	$(0.13)	$0.31			$0.40

(A)	Derived from the unaudited historical condensed statements of operations of China Lending Corporation for the three months ended June 30, 2016.
(B)	Derived from the unaudited historical consolidated statements of income and comprehensive income of Adrie Global Holdings Limited for the three months ended June 30, 2016.

See notes to unaudited pro forma condensed combined financial statements

4

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

1.	Description of Transactions

On October 6, 2014, the Company sold 6,000,000 Units in its Public Offering and 320,000 Units in private placements at an offering price of $10.00 per Unit, and on October 14, 2014 the Company sold an additional 860,063 Units of its Over-Allotment Units and 32,253 Units in private placements. Additionally, we sold 2,058,007 warrants privately to our Sponsor. Each Unit consists of one ordinary share, one right (“Right(s)”), and one warrant (“Warrant”). Each Right entitles the holder to receive one-tenth (1/10) of one ordinary share upon consummation of an Initial Business Combination. Each Warrant entitles the holder to purchase one-half of one ordinary share at a price of $12.00 per full share commencing on the Company’s completion of its Initial Business Combination and expiring five years from the completion of the Company’s Initial Business Combination.

Pursuant to the Exchange Agreement, China Lending acquired 100% of the issued and outstanding equity interests of Adrie, which is comprised of Adrie Global Holdings Limited which conducts its business through its variable interest entity (“VIE”), Urumqi Feng Hui Direct Lending Limited (“Feng Hui”), and its consolidated subsidiaries, which include Jin Kai (XWFOE) and Ding Xin (Consulting), from the shareholders of Adrie (the “Transaction”). Adrie became wholly-owned subsidiaries and variable interest entity of China Lending.

Upon the consummation of the Transaction, Adrie shareholders received 20,000,000 ordinary shares (“Purchased Shares”) of China Lending. However, 8,000,000 Purchased Shares deposited in an escrow account (“Escrow Earn-out Shares”) and, together with related dividends, will be forfeitable or released subject to the achievement of earn-out targets and to the payment of indemnification obligations as set forth in the Exchange Agreement. During the time held in the escrow account, each holder of Escrow Earned-out Shares has the right to vote and is entitled to dividend based on its pro rata share subject to adjustment for the forfeiture based on earned out targets and to the payment of indemnification obligations.

On March 31, 2016, China Lending held its special meeting in lieu of an annual meeting of shareholders, China Lending’s shareholders approved, among other things, a proposal to extend the date before which the Company must complete a business combination from April 6, 2016 to July 6, 2016 (the “Extension”). In connection with the special meeting, 5,255,657 of the Company’s public shares (approximately 77% of the outstanding public shares) were validly presented to the Company for redemption.

The Extension is subject to the receipt by China Lending from DeTiger Holdings Limited (“Sponsor”) of approximately $96,000 (the “Contribution”), which amount is equal to $0.06 for each of 1,604,406 public shares of China Lending that were not redeemed in connection with the Extension and which was deposited into the China Lending’s trust account within the required time for the benefit of holders of the remaining public shares. After receipt of the Contribution and redemption of the public shares in connection with the Extension, the pro rata portion of the funds available in the trust account for the public shares that were not redeemed in connection with the Extension have increased from approximately $10.20 per share to approximately $10.26 per share.

5

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

1.	Description of Transactions (cont.)

As of June 30, 2016, China Lending issued a Convertible Promissory Note with a principal amount of Five Hundred Thousand Dollars ($500,000) (“Convertible Principal”) and a Promissory Note with a principal amount of One Million and One Hundred Thousand Dollars ($1,100,000) to the sponsor. The maturity date for both promissory notes to the sponsor is July 6, 2016, the date on which the Company consummated its Initial Business Combination. No interest is accruing on the unpaid principal balance of this Note. Upon consummation of the Business Combination and at the Sponsor’s option, at any time prior to payment in full of the Convertible Principal, the sponsor can convert $500,000 Convertible Principal into 50,000 Units at $10.00 per Unit. Each Unit shall have the same terms and conditions as the private units issued simultaneously with the Company’s IPO. On July 6, 2016, the Sponsor exercised the option and converted Convertible Principal amounting to $100,000 into 10,000 Units and extended the maturity date with the same term for remaining Convertible Principal Balance ($400,000) to January 6, 2017.

On July 6, 2016, China Lending held its shareholders meeting in lieu of an annual meeting of shareholders, China Lending’s shareholders approved, among other things, a proposal to consummate the business combination. In connection with the shareholders meeting, 1,544,138 of the Company’s public shares were validly presented to the Company for redemption.

As a result of the Transaction, considering 5,255,657 of the Company’s public shares that elected for redemption in special shareholder meeting on March 31, 2016, and 1,544,138 shareholders of China Lending elected for redemption in shareholder meeting on July 6, 2016, the former holders of Adrie owned approximately 87.4% of China Lending’s ordinary shares to be outstanding immediately after the Transaction, and the Company’s shareholders owned approximately 12.6% of China Lending’s outstanding ordinary shares outstanding immediately after the Transaction.

In addition, pursuant to the terms of the Exchange Agreement, China Lending completed  a private placement of 715,000 Series A Convertible Preferred Share at a purchase price of $12 per share with an annual dividend of 8% per annum prior to the closing of the Transaction and received gross proceeds of $8,580,000 from this private placement without issuance cost.

These ownership percentages are calculated based on (i) the automatic conversion of 7,212,316 rights of DT Asia into approximately 721,231 ordinary shares at the closing of the Business Combination, (ii) the issuance of 8 million Escrow Earn-out Shares, subject to forfeiture, (iii) no conversion of any Series A Convertible Preferred Stock issuable in the PIPE Preferred Investment into 715,000 ordinary shares, but exclude the effect of any outstanding China Lending warrants and options, (iv) conversion of $500,000 Convertible Promissory Note and (v) issuance of 34,300 ordinary share to EarlyBirdCapital in lieu of cash for the partial settlement of EarlyBirdCapital advisory fee.

The Transaction was accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the shareholders of Adrie owned at least 87.4% of the outstanding ordinary shares of China Lending immediately following the completion of the Transaction and Adrie’s operations was the operations of China Lending following the Transaction. Accordingly, Adrie was deemed to be  the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Adrie. As a result, the assets and liabilities and the historical operations that was reflected  in the China Lendng Corporation’s financial statements after consummation of the Transaction will be those of Adrie and was recorded at the historical cost basis of Adrie. China Lending’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Adrie upon consummation of the Transaction.

Separate pro forma information has been presented based on the actual redemptions by public shareholders of China Lending Corporation as of July 6, 2016. The Adrie shareholders received 20,000,000 China Lending’s ordinary shares with voting rights (including the 8,000,000 Escrow Earn-out Shares subject to forfeiture, along with related dividends) and own approximately 87.4% of China Lending’s ordinary shares outstanding immediately after the Transaction, and the Company’s other shareholders owned approximately 12.6% of China Lending’s outstanding ordinary shares.

Due to immaterial impact on the exercise of warrants and underwriter’s options towards the overall presentation, the effects of warrants and options are excluded in the ownership percentages calculation above.

6

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

2.

Pro Forma Adjustments to the Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2016, Unaudited Pro Forma Condensed Statement of Operations for the year ended March 31, 2016 and three months ended June 30, 2016

(1)	To liquidate investments held in trust by China Lending.

(2)	To record payment of deferred legal fee payable of $100,000.

(3)	To reflect the results from the China Lending meeting of shareholders on July 6, 2016:

(a)	The Trust distributes the fund in the amount of $15,842,856 to the shareholders of 1,544,138 ordinary shares at $10.26 per share that has presented to the Company for redemption;

(b)	The remaining balance in ordinary shares subject to redemption would be transferred to permanent equity.

(4)	To reflect the recapitalization of China Lending Group’s paid-in capital and additional paid-in capital amounting $1 and $94,723,963 respectively through the issuance of 20,000,000 China Lending’s ordinary shares, out of which 8,000,000 shares are being held in escrow subject to forfeiture if the earn-out targets as stipulated in the Share Exchange Agreement are not met. The $94,723,963 paid-in capital represents the RMB 600 million registered capital of Feng Hui and RMB3.3 million of additional paid in capital generated from the sale of loans receivable to related party by Feng Hui.

(5)	To record the issuance of 721,231 ordinary shares to the 7,212,310 right holders in exchange for their rights at 10 rights per ordinary share, the value of this issuance is calculate based on the pro rata portion of the funds available in the trust account for the public shares as of April 1, 2016 at $10.26 per ordinary share for a total amount of $7,399,830, however, due to the fact that both debit and credit of the transaction are from the same additional paid-in capital account, the net effect on the additional paid-in capital is nil.

(6)	To reclassify China Lending’s historical accumulated deficit of $2,050,354 to additional paid-in capital.

(7)	To reflect the issuance of 34,300 ordinary shares at 10.00 per share and $250,000 convertible promissory note (one year, no interest, convertible at $10 per ordinary share at issuance at payee’s option) to EarlyBirdCapital, Inc. (“EBC”) to settle a portion of management advisory compensation in lieu of cash payment at the closing of the business combination, pursuant to mutual agreement with EBC in July 2016. Total value of the issuance of 34,300 shares equals to $343,000, which is reflected as a credit within additional paid-in capital.

(8)	To reflect the settlement of legal, accounting, consulting and advisory services amounting $2,528,394 out of which $1,989,394 was by cash payment, and $593,000 was settled by ordinary shares (see Note (7) above).

7

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

2.	Pro Forma Adjustments to the Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2016, Unaudited Pro Forma Condensed Statement of Operations for the year ended March 31, 2016 and three period ended June 30 2016 (cont.)

(9)	To reflect the proceeds from sale of 715,000 Preferred Shares at $12.00 per share without issuance cost, and the corresponding increase in Preferred Share at the closing of the Transaction.

(10)	To reflect the repayment of Promissory Note to the Sponsor in cash at the closing of Transaction.

(11)	To reflect the removal of non-recurring charges directly related to the Transaction including the following:

(a)	Interest on deposits with banks derived from cash and cash equivalents held in trust account in the amount of $106,770 and $8,439 for the respective periods;

(b)	The following legal fees and professional fees and expenses associated with this Transaction.

	DT Asia	Adrie
For the year ended and twelve months ended March 31, 2016
Legal fees and audit fees	$744,195	$483,581
Other professional fees	138,633	—
Total	$882,828	$483,581

	DT Asia	Adrie
For the three months ended June 30, 2016
Legal fees and audit fees	$152,411	$46,451
Other professional fees	76,984	38,445
Total	$229,395	$84,896

(12)	To reflect the intrinsic value of beneficial conversion feature (“BCF”) on Convertible Promissory Note issued by China Lending to the Sponsor on September 13, 2015 convertible upon completion of the Transaction, in whole or in part, at the option of the holder at $10 per Unit, each Unit consists of 1 ordinary share, 1 Right and 1 Warrant pursuant to the Promissory Note Agreement included as Exhibit 10.1 to the Form 8-K on September 17, 2015.

(13)	To reflect the conversion of Convertible Promissory Note, in the amount of $100,000 to ordinary shares at the closing of the Transaction, $400,000 of the Convertible Principal have been extended for six months payable on or before January 6, 2017, and the accounting treatment of the respective BCF upon conversion. To reflect the interest charge resulting from BCF (see Note 12) at the completion of the Transaction (earliest conversion date).

(14)	To reflect the assumed 12 months and 3 months of dividends at 8% per annum for the respective periods to PIPE investors.

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NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

3.	Earnings Per Share

As the Transaction is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Transaction were outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period. Similarly, if shares are assumed to be repurchased, this calculation is retroactively adjusted to eliminate such shares for the entire period. Weighted average common shares outstanding — basic and diluted is calculated as follows:

	Combined (Based on Redemption as of July 6, 2016)	Note 2
China Lending shares held by Sponsor	322,253
China Lending shares held by Underwriter	30,000
China Lending public shares electing cash redemption	(1,544,138)	3
China Lending public shares outstanding – IPO	6,860,063
China Lending shares outstanding – Founders	1,715,015
China Lending shares validly presented for redemption at the shareholders meeting on March 31, 2016	(5,255,657)
China Lending shares issued in merger to Adrie’s investors	20,000,000	4
China Lending shares issued in merger to Adrie’s investors subject to forfeiture – Escrow Earned-out Shares	(8,000,000)	4
China Lending shares issued in merger to China Lending Right Holders	721,231	5
China Lending shares issued to Convertible Promissory Note payable upon conversion	11,000	13
China Lending shares issued as advisory fee to EarlyBirdCapital	34,300	7
Weighted average ordinary shares outstanding for earnings per share calculation	14,894,067
Dilution effect due to conversion of Convertible Preferred Shares	715,000
Weighted average ordinary shares outstanding for earnings per share calculation	15,609,067

The computation of diluted income per share excludes i) the effect of 9,270,323 warrants to purchase approximately 4,635,160 ordinary shares, and ii) the underwriter’s option to purchase 600,000 Units because their inclusion would be anti-dilutive.

4. Conforming Interim Periods

The Company’s fiscal year end is March 31 while the Adrie fiscal year end is December 31. The latest public financial information for the Company is its annual fiscal year ended March 31, 2016 while Adrie’s latest available interim period is its first quarter for the three months period ended March 31, 2016. The unaudited pro forma condensed combined interim period results presented herein include the results for the latest twelve month periods of the Company and Adrie. Accordingly, the Adrie historical financial information for the statement of operations covering the twelve months period ended March 31, 2016 has been derived by adding the unaudited results for the three month period ended March 31, 2016 to the audited results for the year ended December 31, 2015 and deducting the unaudited results for the three months ended March 31, 2015 as follows:

(a)	(b)	(c) = (a)-(b)	(d)	(e) = (c)+(d)
Twelve months ended December 31, 2015	Three months ended March 31, 2015	Nine months ended December 31, 2015	Three months ended March 31, 2016	Twelve months ended March 31, 2016

5. Comparative Per Share Information

The following table sets forth historical comparative share information for Adrie and China Lending, and unaudited pro forma combined share information after giving effect to the Business Merger, with that holders of 1,544,138 public shares as of July 6, 2016 exercise their redemption rights. The historical information should be read in conjunction with the historical financial statements of Adrie and China Lending included elsewhere in this 8-K/A Current Report. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this 8-K/A Current Report.

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NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

5. Comparative Per Share Information (cont.)

The unaudited pro forma combined share information does not purport to represent what the actual results of operations of Adrie and China Lending would have been had the Business Merger been completed or to project Adrie’s and China Lending’s results of operations that may be achieved after the Business Merger. The unaudited pro forma book value per share information below does not purport to represent what the value of Adrie and China Lending would have been had the Business Merger been completed nor the book value per share for any future date or period.

The pro forma book value per share information was computed as if the Business Merger and the related financing transactions had been completed on June 30, 2016. The pro forma earnings from continuing operations information for the three months ended June 30, 2016 was computed as if the Business Merger and the related financing transactions had been completed on April 1, 2016.

The historical book value per share is computed by dividing total common shareholders’ equity by the number of shares of common stock outstanding at the end of the period. The pro forma combined book value per share is computed by dividing total pro forma common shareholders’ equity by the pro forma number of shares of common stock outstanding at the end of the period. The pro forma earnings from continuing operations per share of the combined company is computed by dividing the pro forma income from continuing operations available to the combined company’s common shareholders by the pro forma weighted-average number of shares outstanding over the period.

	Adrie (Historical)		DT Asia (Historical)		Pro Forma Based on Redemption of 1,544,138 Shares (Unaudited)

As of and for the three months ended June 30, 2016
Weighted Average Shares Outstanding-Basic	20,000,000	(1)	3,671,674	(2)(3)	14,894,067	(3)
Weighted Average Shares Outstanding - Diluted	20,000,000	(1)	3,671,674	(2)(3)	15,609,067	(3)(4)
Basic earnings from continuing operations per share	$0.70		$(0.37)		$0.89
Diluted earnings from continuing operations per share	$0.70		$(0.37)		$0.85	(4)
Shares outstanding	20,000,000	(1)(5)	3,671,674	(2)	22,963,067	(5)
Book value per share	$5.53		$1.36		$4.71

Note:

(1)      Based on the historical number of shares authorized and issued in Adrie Global Holdings Limited as of June 30, 2016.

(2)      Based on the historical number of shares issued and outstanding in China Lending Corporation as of June 30, 2016.

(3)      See Notes 3 Earnings Per Share in “Unaudited Pro Forma Condensed Combined Financial Statements”.

(4)      Dilution effect of 715,000 convertible preferred shares.

(5)      Including 8,000,000 forfeitable Escrow Earn-Out shares.

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